People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Gulf South Bank Conference

New Orleans, Louisiana
April 30, 2007

Forward-Looking Statements

Certain statements contained in this presentation are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile

As of March 31, 2007



OKLAHOMA
ARKANSAS
TENNESSEE
MISSISSIPPI
ALABAMA
TEXAS
LOUISIANA
FLORIDA

	2006 As Reported	2006 w/out Katrina**	Q1 2006	Q1 2007
Net Income	$119.3 million	$113.6 million	$29.3 million	$25.9 million
ROATE	20.78%	19.81%	20.59%	18.76%
ROA	1.42%	1.35%	1.45%	1.19%
Basic EPS	$2.11	$2.01	$0.53	$0.44

* Q1-07 annualized

**See slide #26 for Non-GAAP Financial Information

Trustmark is an integrated provider of banking and financial solutions

- $8.9 billion in total assets
- $450 million in revenue*
- Investment Ratings
  - Moody's: A2
  - S&P: BBB+

Corporate Infrastructure

- 150 Banking Centers
- 2,700 Associates
- Serving Florida, Mississippi, Tennessee, and Texas

Reasons to Invest in Trustmark

- Strong profitability metrics
- Solid, well-positioned balance sheet
- Diversified business mix
- Expanded presence in attractive growth markets

Positioned for growth and profitability

Strategic Focus

- Increase loans and deposits
- Build upon success of Wealth Management and Insurance businesses
- Manage investments in human capital and infrastructure to promote revenue growth
- Enhance long-term shareholder value

Balance Sheet

($ in thousands)

Average Balances	1st Quarter		Growth	
	2006	2007	$	%
Net Loans	$6,067,164	$6,663,620	596,456	9.8%
Securities & Fed Funds	1,316,559	1,099,050	(217,509)	-16.5%
Earning Assets	7,383,723	7,762,670	378,947	5.1%
Total Assets	8,201,725	8,814,787	613,062	7.5%
Total Deposits	6,184,505	7,114,993	930,488	15.0%
Borrowings	1,170,371	674,419	(495,952)	-42.4%
Equity	743,475	898,111	154,636	20.8%

Loans

($ in thousands)

	March 31,		Growth	
	2006	2007	$	%
R/E Construction	$789,134	$1,000,006	$210,872	26.7%
Real Estate	1,193,712	1,383,830	190,118	15.9%
Commercial	920,184	1,155,825	235,641	25.6%
1-4 Family	1,865,124	1,805,469	(59,655)	-3.2%
Consumer	891,405	969,739	78,334	8.8%
Other	459,399	437,544	(21,855)	-4.8%
Total Loans	$6,118,958	$6,752,413	$633,455	10.4%

By Loan Type
($ in billions)



Commercial $1.2
Real Estate $1.4
Consumer $1.0
20%
17%
14%
7%
15%
27%
Other $0.4
RE Constr $1.0
1-4 Family $1.8

By State
($ in billions)



Florida $0.7
Mississippi $3.9
Tennessee $0.4
Texas $0.7
10%
5%
11%
58%
16%
Mortgage Group $1.1

Deposits

($ in thousands)

	March 31,		Growth	
	2006	2007	$	%
Noninterest Checking	$1,428,206	$1,522,066	$93,860	6.6%
Interest Checking	1,506,765	1,740,403	233,638	15.5%
Savings	306,321	290,871	(15,450)	-5.0%
Money Market	870,042	1,095,832	225,790	26.0%
Time	2,209,698	2,665,130	455,432	20.6%
Total Deposits	$6,321,032	$7,314,302	$993,270	15.7%

By Deposit Type
($ in billions)



Nonint Chkg
$1.5
21%
Interest Chkg
$1.7
24%
Time
$2.7
36%
15%
4%
Money Mkt
$1.1
Savings
$0.3

By State
($ in billions)



Florida
$0.3
Tennessee
$0.5
4%
7%
9%
80%
Texas
$0.7
Mississippi
$5.8

Florida Panhandle

- Trustmark has $696 million in loans and $256 million in deposits+
- Cross-sell to Fisher-Brown's 4,000 commercial insurance customers
- Expand Wealth Management
- 2 new banking centers to open by end of 2007
- New headquarters in Destin to open by end of 2008



OKALOOSA
WALTON
WASHINGTON
BAY
Valparaiso
Niceville
Air Force Base
Freeport
Fort Walton Beach
Destin
Choctawhatchee Bay
Santa Rosa Beach
Miramar Beach
Laguna Beach
Panama City Beach
West Bay
Southport
Lynn Haven
Panama City
Parker
Future branches
Existing branches

County	2006 Population	2006-11 Projected Pop Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,630	10.5%	5.4%	3
Okaloosa	193,140	10.5%	2.4%	2
Walton	55,630	29.5%	8.9%	3
Total	**419,400**	**13.1%**	**4.3%**	**8**

+ As of 3/31/2007
++ As of 6/30/2006
Source: SNL Financial and ESRI

Houston

- Trustmark has 14 banking centers with $730 million in loans and $662 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms
- 3 new banking centers to open by early 2008



Future branches
Existing branches
The Woodlands
Tomball
Spring Creek
Hempstead
Kingwood
Humble
Lake Houston
TEXAS
Jersey Village
Greens Bayou
Sheldon Reservoir
San Jacinto
Highlands
HARRIS
Katy
Hunters Creek Village
Bunker Hill Village
Piney Point Village
Bellaire
West University Place
Houston
Cloverleaf
Jacinto City
Galena Park
Channelview
Deer Park
Pasadena
South Houston
Meadows
Stafford
Sugar Land
Missouri City
Pearland
Rosenberg
Nassau Bay
BRAZORIA
Clear Creek
Webster

County	2006 Population	2006-11 Projected Pop Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,587,606	14.2%	0.8%	14

\+ As of 3/31/2007

++ As of 6/30/2006, proforma for Republic merger

Source: SNL Financial and ESRI

Southern Mississippi

- Trustmark has $654 million in loans and $1.6 billion in deposits+
- 1 new banking center to open in 3rd Qtr 2007
- 2 new banking centers to open by early 2008


Jackson
90 mi
Hattiesburg
70 mi
Gulfport / Biloxi

Market	2006 Population	2006-11 Projected Pop Growth	TRMK Deposits+ ($ Millions)	Deposit Market Share++	TRMK Banking Centers
Hattiesburg	121,889	5.7%	262	13.4%	6
MS Gulf Coast MSAs	322,070	14.6%	41	0.1%	1
Other	380,321	0.7%	1,269	25.9%	35
TOTAL	**824,280**	**6.9%**	**1,572**	**12.0%**	**42**

+ As of 3/31/2007
++ As of 6/30/2006
Source: SNL Financial and ESRI

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Peer Group

($ in billions)

Peer Banks	Total Assets 12/31/2006	Market Capitalization 3/31/07
Sky Financial Group, Inc.	17.7	3.2
Cullen/Frost Bankers, Inc.	13.2	3.1
Valley National Bancorp	12.4	2.9
Webster Financial Corporation	17.1	2.7
Fulton Financial Corporation	14.9	2.5
Whitney Holding Corporation	10.2	2.0
BancorpSouth, Inc.	12.0	1.9
South Financial Group, Inc.	14.2	1.8
First Midwest Bancorp, Inc.	8.4	1.8
FirstMerit Corporation	10.3	1.7
Citizens Republic Bancorp	14.0	1.7
Trustmark Corporation	8.8	1.6
UMB Financial Corporation	8.9	1.6
Pacific Capital Bancorp	7.5	1.5
Alabama National BanCorporation	7.7	1.5
Hancock Holding Company	6.0	1.4
United Bankshares, Inc.	6.7	1.4
United Community Banks, Inc.	7.1	1.4
Park National Corporation	5.5	1.4
Greater Bay Bancorp	7.4	1.4
Chittenden Corporation	6.4	1.4
MB Financial, Inc.	8.0	1.3
Old National Bancorp	8.1	1.2
Susquehanna Bancshares, Inc.	8.2	1.2

Source: SNL Financial and Bloomberg

Key Ratios

Strong performance on mid-cap banking metrics

	For the year ended			
	TRMK 2006	2006 Peer Median	TRMK 5 Yr Avg	5 Yr Avg Peer Median
Net Interest Margin (FTE)	3.84 %	3.81 %	4.09 %	3.89 %
Efficiency Ratio	58.87 %	57.48 %	54.26 %	58.03 %
Return on Average Tangible Equity	20.78 %	18.08 %	19.73 %	18.82 %
Return on Average Assets	1.42 %	1.18 %	1.49 %	1.28 %
Fee Income to Total Revenue	35.60 %	26.58 %	33.40 %	27.06 %
Gross Loans/ Average Earning Assets	83.28 %	74.86 %	75.35 %	72.22 %
Tangible Equity to Tangible Assets	6.67 %	6.73 %	7.40 %	6.90 %

Source: SNL Financial and Company reports

Trustmark
Banking and Financial Solutions

Projected Principal Roll-off
Taxable Investment Securities

($ in millions)

Total Taxable Securities at December 31, 2006: $912.5
Average duration of taxable securities portfolio: 1.9 years

	Principal Roll-off	Roll-off Yield
2007	$309.5	3.60%
2008	$228.3	3.73%
2009	$106.6	4.45%

Capital Management

- **Dividends**
  - Increased quarterly dividend per share 4.8% to $0.22, or $0.88 annually in 2006
  - 24th consecutive year of increased dividends
- **Share Repurchase Program**
  - Repurchased 631 thousand shares ($18.8 million) in 2006
  - Repurchased 21.3 million shares ($479.2 million) since 1998
- **Capital Structure**
  - Enhanced capital structure with issuance of trust preferred securities ($60mm) and subordinated debt ($50mm)
  - These capital instruments provide a cost-effective manner in which to manage capital and enhance financial flexibility

Total Loans

4th Quarter Average



($ in billions)
$7.0
$6.0
$5.0
$4.0
$3.0
8.6% CAGR
10.6%
$4.4
$4.6
$5.0
$5.4
$6.0
$6.6
2001
2002
2003
2004
2005
2006

Trustmark
Banking and Financial Solutions

Credit Quality


($ in millions)
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$75.5
$74.8
$74.3
$64.8
$76.7
$72.1
Katrina
$9.8M
Katrina
$2.0M
$42.0
$37.9
$29.9
$27.5
$33.0
$38.9
2001
2002
2003
2004
2005
2006
Allowance for Loan and Lease Losses (ALLL)
Non-Performing Assets (NPA)

	2001	2002	2003	2004	2005	2006
NPA/Total Loans + ORE	0.93%	0.82%	0.59%	0.51%	0.56%	0.59%
Net Charge Offs/Average Loans	0.35%	0.33%	0.21%	0.12%	0.13%	0.06%

Total Deposits

4th Quarter Average

($ in billions)



$7.0
$6.0
$5.0
$4.0
$3.0
$4.4
$4.6
$5.0
$5.4
$5.9
$7.0
9.8% CAGR
18.2%
2001
2002
2003
2004
2005
2006

Branching Initiatives

- **Balance efforts to augment productivity in mature, lower growth markets with opportunities to expand in higher growth markets**
  - Opened 7 strategically positioned banking centers in 2006
  - Closed 5 banking centers with limited potential in 2006
  - Anticipate opening 12 banking centers in 2007-08
  - Anticipate closing 8-10 banking centers in 2007-08

Positioned for Success in Attractive Markets

Market	2006 Population	2006-11 Projected Population Growth	TRMK Deposits 3/31/2007 *($ in millions)*	Deposit Market Share*	TRMK Banking Centers	New Banking Centers (by 2008)
Houston	5,587,606	14.2%	662	0.8%	14	3
Memphis	1,113,280	6.4%	698	2.7%	22	1
Jackson	478,278	6.5%	3,149	37.7%	42	2
Florida Panhandle	419,400	13.1%	256	4.3%	8	3
Southern MS	824,280	6.9%	1,572	12.0%	42	3

Source: SNL Financial and ESRI
* As of 6/30/2006

Trustmark
Banking and Financial Solutions

2006 Revenue and Noninterest Income Composition

($ in millions)


Total Revenue
$436 Million
Auto Finance/
Credit Card
$34
Commercial &
Retail Banking
$307
8%
70%
6%
Mortgage
$26
8%
6%
2%
Insurance
$34
Wealth
Management
$28
Treasury
& Other
$7
Total Noninterest Income
$155 Million
Wealth
Management
$23
15%
53%
22%
4%
6%
General
Banking
$82
Insurance
$34
Mortgage
$10
Other $6

Fee Income to Total Revenue 35.6%

Financial Services

Wealth Management

- **Assets under management and administration of $7.0 billion with additional $1.2 billion in brokerage assets at year end 2006**

Mortgage

- **Mortgage loan production totaled $1.3 billion in 2006**

Insurance

- **Ranked 30th largest bank-owned insurance agency based on revenue***

*Source: American Bankers Insurance Association as of December 31, 2006

Non-GAAP Financial Information

Management is presenting in the following table adjustments to net income as reported in accordance with generally accepted accounting principles for significant items resulting from Hurricane Katrina. Management believes this information will help users compare Trustmark's current results to prior periods.

	Year Ended 2006	
	($ in thousands)	Basic EPS
Net Income as reported – GAAP	$ 119,273	$ 2.106
Adjustments (net of taxes):		
Less Hurricane Katrina reserves released		
Provision for loan losses	(4,736)	(0.083)
Mortgage related charges	(952)	(0.017)
	(5,688)	(0.100)
Net Income adjusted for specific items (Non-GAAP)	$ 113,585	$ 2.006

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK.

Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

Joseph Rein
First Vice President
601-208-6898
jrein@trustmark.com